UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Amended and Restated Credit Agreement

On July 29, 2022, America First Multifamily Investors, L.P. (the “Partnership”) entered into a Second Amendment (the "Second Amendment") to Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with Bankers Trust Company (“Bankers Trust”) which modifies certain provisions of the Amended and Restated Credit Agreement between the Partnership and Bankers Trust dated August 23, 2021, as amended by the First Amendment to Amended and Restated Credit Agreement dated April 29, 2022 (the “First Amendment”). In connection with the Second Amendment, the Partnership was required to pay Bankers Trust an extension fee in the amount of $90,000 and an administration fee of $20,000.

The material amendments to the Amended and Restated Credit Agreement accomplished by the Second Amendment included modification of the Revolving Loan Maturity Date (as defined in the Amended Credit Agreement) to June 30, 2024; the addition of Section 2.1(m) granting the Partnership the election to extend the Revolving Loan Maturity Date for a term of twelve months up to two times, subject to certain terms and conditions, including the payment of an extension fee of $25,000 for each extension; the removal of Section 6.3 that previously defined certain restricted payments; the replacement of Section 5.3(a) with a covenant that the ratio of the Partnership’s Senior Debt to the Adjusted Total Assets (as defined in the Second Amendment) shall not exceed 85%; modification of interest rate terms in Section 2.1(a) as discussed below within the context of the Revolving Line of Credit Note; modification of Section 5.2(c) requiring the Partnership to notify Bankers Trust of defaults under agreements with other creditors; the addition of an event of default in Section 7.1(m) if the Partnership’s Total Capital (as defined in the Second Amendment) falls below $227,000,000 or 50% of the highest Total Capital from the date of the Amended and Restated Credit Agreement; the addition of an event of default in Section 7.1(m) if the Partnership’s beneficial unit certificates representing assigned limited partnership interests (“BUCs”) are delisted or otherwise involuntarily removed from NASDAQ or another national securities exchange; the addition of an event of default in Section 7.1(o) if the Partnership fails to file with the Securities and Exchange Commission its Form 10-K within 90 days of the end of each fiscal year or fails to file its Form 10-Q within 45 days of the end of each fiscal quarter; and modification of Section 2.1(c) to eliminate the Partnership’s ability to finance purchases of existing or to-be-constructed multi-family property improvements under the Amended Credit Agreement. Various other amendments, modifications and deletions were made to terms and definition in relation to the material amendments noted above.

Revolving Line of Credit Note

In connection with the Second Amendment, the Partnership also executed a new Revolving Line of Credit Note (the “Note”) payable to the order of Bankers Trust with a commitment amount of up to $50,000,000 dated July 29, 2022, which replaced in its entirety the Revolving Line of Credit Note dated August 23, 2021 made by the Partnership payable to the order of Bankers Trust (the “Prior Note”). The Note contains certain amendments to the Prior Note, as discussed below.

The interest rate provisions of the Note are the same as set forth in the Prior Note, with the following amendments. The Note now provides that interest will accrue at a margin of 2.50% plus a variable component that is based on the 1-month forward looking term Secured Overnight Financing Rate as published by CME Group Benchmark Administration Limited (the “Term SOFR Rate”), provided that if such rate is ever less than 0.10%, the Term SOFR Rate shall be deemed to be 0.10%. The Note states that if for any reason the Term SOFR Rate is not published on that day, the Term SOFR Rate will be the Term SOFR Rate as published by the Term SOFR administrator on the first preceding Business Day for which such Term SOFR Rate was published by the Term SOFR Administrator. If Bankers Trust determines, in its sole and absolute discretion, that the Term SOFR Rate has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Bankers Trust may amend this Note by designating a substantially similar substitute index approved by the Federal Reserve Bank of New York or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. In addition, the Note will now mature and all outstanding principal and accrued and unpaid interest will be due and payable in full on June 30, 2024, subject to extension in accordance with the terms and conditions set forth in Section 2.1(m) of the Amended Credit Agreement. Other than as described above, the material terms of the Note remain the same as those of the Prior Note.

The foregoing descriptions of the Second Amendment and Note are summaries and are qualified in their entirety by reference to the full text of the Second Amendment and Note, copies of which are attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

In addition, the full text of the Amended and Restated Credit Agreement, which was attached as Exhibit 10.1, to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on August 25, 2021, and the First Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on April 29, 2022, are incorporated by reference herein.

On August 1, 2022, the Partnership issued a press release announcing the Second Amendment and the Note, a copy of which is attached as Exhibit 99.1.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, international conflicts, and the novel coronavirus (COVID-19) on business operations, employment, and financial conditions; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; defaults on the mortgage loans securing the Partnership’s mortgage revenue bonds; the competitive environment in which the Partnership operates; risks associated with investing in multifamily and student residential properties and commercial properties; changes in interest rates; the Partnership’s ability to use borrowings or obtain capital to finance its assets; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; changes in the United States Department of Housing and Urban Development’s Capital Fund Program; geographic concentration within the mortgage revenue bond portfolio held by the Partnership; appropriations risk related to the funding of federal housing programs; changes in the Internal Revenue Code and other government regulations affecting the Partnership’s business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Amended and Restated Credit Agreement date July 29, 2022 between America First Multifamily Investors, L.P. and Bankers Trust Company.
10.2	Revolving Line of Credit Note dated July 29, 2022 between America First Multifamily Investors, L.P. and Bankers Trust Company.
10.3

Amended and Restated Credit Agreement dated August 23, 2021 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24834), filed by the Partnership on August 25, 2021).

10.4

First Amendment to Amended and Restated Credit Agreement dated April 29, 2022 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24834), filed by the Partnership on April 29, 2022).

99.1	Press Release dated August 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Date:	August 1, 2022	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer